                                 SCHEDULE 14A
                                (RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement

[ ]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                 Municipal Fund for New York Investors, Inc.
                 -------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)   Total fee paid:

--------------------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      --------------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

      --------------------------------------------------------------------------

      (3)   Filing Party:

      --------------------------------------------------------------------------

      (4)   Date Filed:

      --------------------------------------------------------------------------

[PROVIDENT INSTITUTIONAL FUNDS LOGO]
                                                      November 23, 1998

Dear Shareholder:

The Board of Directors of Municipal Fund for New York Investors, Inc. is pleased to announce a special meeting of shareholders on Thursday, January 28, 1999, at 11:00 a.m. (Eastern time) in the Fourth Floor Conference Room, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware, to address a number of issues that are pertinent to you.

As part of our continuing effort to provide the highest level of quality and commitment, we are recommending a series of changes to the overall fund structure as well as the modernization of certain investment limitations. The Board of Directors has approved the proposed changes, outlined in detail in the enclosed proxy materials, which include the approval of:

-   The election of directors;

- Ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants;

- Approval of the plan to reorganize the Fund into Provident Institutional Funds, a Delaware business trust;

- Changes in the fundamental investment limitations in order to modernize and make uniform the fundamental investment limitations;

- Changes in the classification of certain fundamental investment limitations to make such limitations non-fundamental; and

- The adoption of a new fundamental investment limitation which would permit, at the director's discretion, the Fund to adopt a master-feeder structure.

The Fund has always been managed with a conservative approach, thereby providing shareholders with a high-quality money market fund that produces safety of principal, while preserving the critical elements of liquidity and return. Consistent with our investment philosophy and approach, which has been our strength for 25 years, we believe the proposals set forth in this proxy will improve the competitiveness of the Fund and lead to improved efficiencies across several fronts.

     The Board of Directors recognizes the shareholder benefits described herein and recommends your approval of the proposed changes and enhancements. We value your relationship and look forward to your vote in favor of the attached proposals.

     Sincerely,


     Thomas H. Nevin
     President
     (800) 768-2836

PLEASE REVIEW THE ENCLOSED MATERIAL AND COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD. IT IS IMPORTANT YOU RETURN THE PROXY CARD TO ENSURE YOUR SHARES WILL BE REPRESENTED AT THE SHAREHOLDER MEETING TO BE HELD ON JANUARY 28, 1999.

                 MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                        BELLEVUE PARK CORPORATE CENTER
                             400 BELLEVUE PARKWAY
                             WILMINGTON, DE 19809

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON JANUARY 28, 1999


                                                             NOVEMBER 23, 1998


TO THE SHAREHOLDERS OF
MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.:


      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the New York Money Fund (the "Fund") of Municipal Fund for New York Investors, Inc. (the "Company") will be held on January 28, 1999, at 11:00 a.m. (Eastern time), in the Fourth Floor Conference Room, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809.

      The Meeting will be held with respect to the Fund for the following purposes, and to transact such other business as may properly come before the Meeting or any adjournment thereof:

      PROPOSAL 1.       To elect seven (7) directors.

      PROPOSAL 2.       To ratify the selection of
                        PricewaterhouseCoopers LLP as the Company's independent accountants for its fiscal year ending July 31, 1999.

      PROPOSAL 3.       To approve an Agreement and Plan of
                        Reorganization pursuant to which the Fund will be reorganized as a separate series of Provident Institutional Funds, a Delaware business trust.

      PROPOSAL 4.       To approve changes to the following
                        fundamental investment limitations of the
                        Fund:

            (a)   limitation on borrowing and senior securities;

            (b)   limitation on underwriting activities;

            (c)   limitation on real estate related transactions;

            (d)   limitation on investment in commodities;

            (e)   limitation on loans; and

            (f)   limitation regarding concentration.

      PROPOSAL 5.       To approve a change in the following fundamental
                        investment limitations to make such limitations non-fundamental:

            (a)   limitation on eligible investments;

            (b)   limitation on issuer diversification;

            (c) limitation on acquiring securities of other investment companies;

            (d) limitation on purchasing securities on margin, making short sales or maintaining a short position; and

            (e)   limitation on investing in illiquid securities.

      PROPOSAL 6.       To approve a new fundamental investment limitation to
                        permit the Fund to invest substantially all of its assets in another open-end investment company.

      The Proposals stated above are discussed in detail in the attached Proxy Statement. Shareholders of record as of the close of business on November 13, 1998 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.


                           YOUR DIRECTORS RECOMMEND
                   THAT YOU VOTE IN FAVOR OF THE PROPOSALS.


      SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE MEETING. A PROXY MAY BE REVOKED BY ANY SHAREHOLDER AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE COMPANY'S SECRETARY, OR BY WITHDRAWING THE PROXY AND VOTING IN PERSON AT THE MEETING.



                                    -----------------------------------
                                    W. Bruce McConnel, III
                                    Secretary


November 23, 1998

                 MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                        BELLEVUE PARK CORPORATE CENTER
                             400 BELLEVUE PARKWAY
                             WILMINGTON, DE 19809

                               PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Municipal Fund for New York Investors, Inc. (the "Company") for use at a Special Meeting of Shareholders of the Company and any adjournment(s) thereof (the "Meeting") to be held on January 28, 1999 at 11:00 a.m. (Eastern time), in the Fourth Floor Conference Room, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 This Proxy Statement and accompanying proxy card will first be mailed on or about November 23, 1998.

      The Company currently offers one (1) investment portfolio, the New York Money Fund, which is referred to herein as the "Fund."

      Only shareholders of record of the Fund at the close of business on November 13, 1998 will be entitled to notice of, and to vote at the Meeting. On November 13, 1998 there were __________ shares of New York Money Fund entitled to notice of, and to vote at, the Meeting. Each shareholder of record on that date is entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held as to each proposal on which such shareholder is entitled to vote. The Fund's shares are referred to herein as "Shares."

      Shares of the Fund have been divided into three classes ("Classes"), New York Money Shares (the "Money Share Class"), New York Money Dollar Shares (the "Dollar Shares Class") and New York Money Plus Shares (the "Plus Shares Class"). The Classes differ primarily with respect to expenses. The Dollar Shares Class alone bears the expense of a shareholder service plan and the Plus Shares Class alone bears the expense of a 12b-1 Plan. However, none of the proposals to be presented at the Meeting, as described in this Proxy Statement, involve a separate vote by a single Class of Shares.


      Proxy solicitations will be made primarily by mail. The Company's officers and employees of the investment adviser may also solicit proxies personally or by telephone or telefax. ADP has been retained to solicit proxies in connection with the Meeting for a fee of approximately $650. BlackRock Institutional Management Corporation ("BIMC"), the investment adviser for the Fund, will bear all proxy solicitation costs. Any shareholder submitting a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

      Signed proxies received by the Company in time for voting and not so revoked will be voted in accordance with the directions specified therein. The Board of Directors recommends a vote FOR the election of directors, as listed; and FOR each of the matters listed. If no specification is made, the proxy will be voted FOR the election of directors and FOR such matters.

      THE COMPANY WILL FURNISH TO SHAREHOLDERS UPON REQUEST, WITHOUT CHARGE, COPIES OF ITS ANNUAL REPORT TO SHAREHOLDERS, CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JULY 31, 1998. REQUESTS FOR COPIES OF THE ANNUAL REPORT SHOULD BE DIRECTED TO THE COMPANY AT THE ADDRESS AT THE BEGINNING OF THIS DOCUMENT OR BY TELEPHONE AT 1-800-821-7432. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.


                                 INTRODUCTION

      The Company is one of a family of five investment companies which currently offer ten separate money market portfolios to institutional investors. The other four investment companies are: Temporary Investment Fund, Inc. ("Temp"), Trust for Federal Securities ("Fed"), Municipal Fund for Temporary Investment ("Muni") and Municipal Fund for California Investors, Inc. ("Cal Muni"). BIMC serves as investment adviser for each of these investment companies. Additionally, each investment company has the same service providers and offer shares of one or more similar classes. Each investment company has similar, but not the same, fundamental investment limitations. Each of the money market portfolios has historically been marketed together as the Provident Institutional Funds.

      At this Meeting, shareholders of the Company are being asked to approve proposals designed to reorganize the five investment companies into one investment company. Similar proposals are also being submitted to the shareholders of Temp, Fed, Muni and Cal Muni. After such reorganization, the Fund will have the same investment adviser, other service providers, the same fee and expense structure, and the same investment objective, policies and limitations as it currently has, subject to any changes approved at this Meeting. The directors believe that the proposed changes are in the best interests of the shareholders. If the proposals are approved, the directors believe that the proposed changes will improve operations, simplify disclosure and position the Fund to attract additional investment dollars. Each of the proposals is discussed in greater detail below.

                      PROPOSAL 1: ELECTION OF DIRECTORS

BACKGROUND.

      At the Meeting, shareholders will be asked to elect seven directors, who will constitute the entire Board of the Company. If elected, each director will serve until the next annual meeting of shareholders, or special meeting in lieu thereof, and until the election and qualification of his or her successor, or until the director's status as a director is sooner terminated as provided in the Company's By-laws. Additionally, if the Agreement and Plan of Reorganization is approved as described in Proposal 3 below, the directors elected here will also serve as the trustees of the newly formed Delaware business trust. Normally, there will be no annual meeting of shareholders to elect directors (or trustees of the Delaware business trust), except as required by the Investment Company Act of 1940 (the "1940 Act").

      The persons named as proxies in the accompanying proxy have been designated by the Board of Directors and intend to vote for the nominees named below. All Shares represented by valid proxies will be voted in the election of directors for each nominee named below, unless authority to vote for a particular nominee is withheld. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Directors may recommend unless a decision is made to reduce the number of directors serving on the Board. The following table sets forth the nominees, their ages, principal occupations for the past five years, and any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934 or are registered as investment companies under the 1940 Act.

                                DIRECTOR                PRINCIPAL OCCUPATION
NAME                            SINCE           AGE     DURING PAST 5 YEARS
----                            ---------       ---     -------------------

G. Nicholas Beckwith, III       N/A             53      President and Chief
                                                        Executive Officer,
                                                        Beckwith Machinery
                                                        Company; First Vice
                                                        Chairman of the Board of
                                                        Trustees, University of
                                                        Pittsburgh Medical
                                                        Center -
                                                        Shadyside/Presbyterian
                                                        Hospitals; Second Vice
                                                        Chairman of the Board of
                                                        Trustees, University of
                                                        Pittsburgh Medical
                                                        Center Health System;
                                                        Board of Overseers,
                                                        Brown University School
                                                        of Medicine; Board of
                                                        Trustees, Shadyside
                                                        Academy; Trustee, Claude
                                                        Worthington Benedum
                                                        Foundation; Trustee,
                                                        Chatham College;
                                                        Director or Trustee of
                                                        two other investment
                                                        companies advised by
                                                        BIMC.

Jerrold B. Harris               N/A             56      President and Chief
                                                        Executive Officer, VWR
                                                        Scientific Products
                                                        Corp.; Director or
                                                        Trustee of two other
                                                        investment companies
                                                        advised by BIMC.

Rodney D. Johnson*              1993            57      President, Fairmount
                                                        Capital Advisors, Inc.;
                                                        Director or Trustee of
                                                        five other investment
                                                        companies advised by
                                                        BIMC.

Joseph P. Platt, Jr.            N/A             51      Partner, Amarna Partners
                                                        (private investment
                                                        company); formerly, a
                                                        Director and Executive
                                                        Vice President of
                                                        Johnson & Higgins.

                                DIRECTOR                PRINCIPAL OCCUPATION
NAME                            SINCE           AGE     DURING PAST 5 YEARS
----                            ---------       ---     -------------------
Robert C. Robb, Jr.(1)          N/A             52      Partner, Lewis, Eckert,
                                                        Robb & Company; Trustee,
                                                        EQK Realty Investors;
                                                        Director, Tamaqua Cable
                                                        Products Company;
                                                        Director, Brynwood
                                                        Partners; former
                                                        Director, PNC Bank.

Kenneth L. Urish                N/A             46      Managing Partner, Urish
                                                        Popeck & Co. LLC
                                                        (accountants and
                                                        consultants).

Frederick W. Winter             N/A             53      Dean, Joseph M. Katz
                                                        School of Business -
                                                        University of
                                                        Pittsburgh; formerly,
                                                        Dean, School of
                                                        Management - State
                                                        University of New York
                                                        at Buffalo (1994-1997);
                                                        former Director, Rand
                                                        Capital (1996-1997);
                                                        former Director, Bell
                                                        Sports (1991-1998);
                                                        former Director, Alkon
                                                        Corporation (1992-1998).



-------------------

     * Mr. Johnson is an "interested person" of Provident Institutional Funds, as that term is defined in the 1940 Act, because he is an officer of Provident Institutional Funds.

     1. From !994 until April 14, 1998, Mr. Robb was a director of PNC Bank.


      Mr. Johnson was most recently elected by shareholders on August 25, 1995. Messrs. Drake, Melfe and Santomero, who currently serve as directors of the Company, are not standing for re-election at this Meeting.

      During the fiscal year ended July 31, 1998, the directors held four regular Board Meetings. Mr. Johnson, the incumbent director, attended all the meetings held.

      The Company has an Audit Committee, comprised of Messrs. Drake, Johnson and Melfe. The functions of the Audit Committee are to meet with the Company's independent accountants to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations with respect to the Company's management practices, review the impact of any changes in accounting standards upon the Fund's financial statements, recommend to the Board of Directors the selection of independent accountants, and to perform such other duties as may be requested by the Board of Directors. The Audit Committee met one time during the fiscal year ended July 31, 1998, and all members of the Audit Committee were present.

      The Company has a Nominating Committee comprised of Messrs. Drake, Johnson and Melfe. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors. Although the Nominating Committee expects to be able to find an adequate number of candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders at the address on the front of this Proxy Statement. The Nominating Committee did not meet during the fiscal year ended July 31, 1998.

      As Messrs. Drake, Melfe and Santomero will be retiring from the Board, the new board is expected to reconstitute each of the Committees immediately after the Meeting.

      Each director receives an annual fee of $5,000 plus $250 for each Board meeting attended and are reimbursed for reasonable expenses incurred in attending meetings. The Chairman the Board, Mr. Melfe, receives an additional $2,500 per annum for his services in such capacity. Messrs. Drake, Melfe and Santomero, in connection with their retirement from the Board and from other boards in the Fund Complex, will receive payments of $4,813, $6,738 and $3,375, respectively, in recognition of their years of service to the Fund Complex. These payments will be made by BIMC and are not an expense of the Company. Drinker Biddle & Reath LLP, of which W. Bruce McConnel, III, Secretary of the Company, is a partner, received fees from the Company for legal services. The directors and officers of the Company own less than 1% of the outstanding Shares of the Fund.

      The following chart provides certain information for the fiscal year ended July 31, 1998 about the fees received by the directors of the Company as directors and/or officers of the Company and as directors and/or trustees of the Fund Complex.

=========================================================================================

                                         PENSION OR                          TOTAL
                                         RETIREMENT                       COMPENSATION
                                          BENEFITS        ESTIMATED           FROM
                          AGGREGATE      ACCRUED AS        ANNUAL         COMPANY AND
                        COMPENSATION       PART OF        BENEFITS       FUND COMPLEX(1)
   NAME OF PERSON,          FROM            FUND            UPON            PAID TO
      POSITION             COMPANY        EXPENSES       RETIREMENT        DIRECTORS
      --------             -------        --------       ----------        ---------
-----------------------------------------------------------------------------------------
Thomas A. Melfe, Chairman
of the Board               $8,750            n/a             n/a           $8,750(1)(2)
-----------------------------------------------------------------------------------------
Rodney D. Johnson,         $6,250            n/a             n/a          $56,500(5)(2)
Director
-----------------------------------------------------------------------------------------
Francis E. Drake,          $6,250            n/a             n/a           $6,250(1)(2)
Director
-----------------------------------------------------------------------------------------
Anthony M. Santomero,      $6,250            n/a             n/a          $12,500(3)(2)
Director
-----------------------------------------------------------------------------------------

=========================================================================================

1. A Fund complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

2. Total number of investment companies a director served on within the Fund Complex during the fiscal year ended July 31, 1998.


                         PROPOSAL 2: RATIFICATION OF
                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      A majority of the directors who are not "interested persons" of the Company have selected PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending July 31, 1999. The ratification of the selection of independent accountants is to be voted on at the Meeting and it is intended that the persons named in the accompanying proxy will vote for PricewaterhouseCoopers LLP unless contrary instructions are given. In addition, subject to ratification at this Meeting, the trustees of the Delaware business trust have selected PricewaterhouseCoopers LLP to serve as the independent accountants for Provident Institutional Funds. PricewaterhouseCoopers LLP is the successor by merger to Coopers & Lybrand LLP, and have been the Company's independent accountants since the Company's organization. PricewaterhouseCoopers LLP has informed the Company that it has no direct or material indirect financial interest in the Company or Provident Institutional Funds. A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting to make a statement if desired and to be available to respond to appropriate questions.

       PROPOSAL 3: APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION
            PURSUANT TO WHICH THE FUND WILL BE REORGANIZED INTO A
                     SERIES OF A DELAWARE BUSINESS TRUST

GENERAL.

      The directors have approved, subject to shareholder approval, a proposal for the Fund of the Company to effectuate the transactions set forth in an Agreement and Plan of Reorganization (the "Plan of Reorganization") dated November 15, 1998 between the Company and Provident Institutional Funds, a Delaware business trust ("PIF"). The Plan of Reorganization is attached to this Proxy Statement as Appendix A. The Plan of Reorganization provides for the conversion (the "Conversion") of the Fund from a separate series of the Company into a corresponding separate series of PIF. The series of the Company is referred to in this Proposal as the "current Fund." It is also contemplated that each of the investment portfolios of Temp, Fed, Muni and Cal Muni will also be reorganized into a separate series of PIF.

      The Conversions will entail organizing PIF as a Delaware business trust, which will initially have one series, which corresponds to the current Fund of the Company, and nine additional series that will match the investment portfolios currently offered by Temp, Fed, Muni and Cal Muni. The series of PIF that corresponds to the current Fund is referred to in this Proposal as the "successor Fund." To effect the Conversion, the current Fund will transfer all of its assets and liabilities to the successor Fund. As consideration for the transfer of such assets and liabilities (together, "net assets"), the successor Fund will issue shares of beneficial interest to the current Fund and the current Fund will distribute such shares of beneficial interest pro rata to the current Fund shareholders in exchange for their Shares.

      Upon completion of the Conversion, each shareholder of the successor Fund of PIF will be the owner of full and fractional shares of beneficial interest equal in number and aggregate net asset value and of the same class as its Shares of the current Fund as of the date of the Conversion. Following the Conversion, the successor Fund will carry on the business of the current Fund. The successor Fund will have the same investment adviser, other service providers, the same fee and expense structure and investment objective, policies and limitations as the current Fund. Any change in the composition of the Board of Directors and fundamental investment limitations approved at the Meeting with respect to the current Fund will also apply to the successor Fund. In addition, approval of the Plan of Reorganization will constitute approval of a new investment advisory agreement, identical in all material respects to the current investment advisory agreement, except that PNC Bank, N.A. ("PNC Bank") will no longer serve as sub-adviser (see "Service Providers," below).

Approval of the Plan of Reorganization will also constitute approval to wind-up the current Fund and the Company.

      The Conversion will be accomplished on a tax-free basis and the dollar value and number of Shares of each investor's investment will not change.

REASONS FOR THE PROPOSED CONVERSION.

      The directors believe that a Delaware business trust as a form of organization offers certain advantages for mutual funds over a Maryland corporation. The directors believe that the Declaration of Trust of PIF (the "Delaware Trust Instrument") is clearer and more modern than the Company's organizational documents. Some of these same improvements could be achieved by amending the Company's Articles of Incorporation, however, the directors have concluded that, given the other advantages of a Delaware business trust, it is preferable to enter into the Plan of Reorganization than to amend the current organizational documents. For a summary comparison of the Articles of Incorporation and the proposed Delaware Trust Instrument, see "Description of Certain Provisions of the Delaware Trust Instrument" below.

      The directors also believe that organizing the Fund and the other investment portfolios offered by Temp, Fed, Muni and Cal Muni as separate series of a single legal entity (PIF) will offer certain marketing and operational advantages. These investment portfolios have, historically been marketed to institutional clients as one fund complex although they have differing fiscal years, differing Boards and differing legal jurisdictions governing their operations. This reorganization will eliminate these differences, provide operational efficiencies and enhance the ability of the portfolios to be marketed as a single fund complex.

      The directors also believe that the Delaware business trust form of organization will enable the successor Funds to adopt new methods of operation and employ new technologies that are expected to reduce costs of operation when, and if, implemented. For example, Delaware law authorizes electronic or telephonic communications between shareholders and a Delaware business trust. The trustees of PIF may take advantage of this provision in the future to improve shareholder voting procedures and to reduce associated costs.

      The proposed Conversion also offer the potential for future cost savings, although no immediate cost savings are expected to result from the Conversion. Although neither a Delaware business trust nor a Maryland corporation is required to hold an annual meeting of shareholders, Delaware law affords to the trustees greater latitude to adapt PIF to future contingencies without holding a special shareholders meeting. Under the Delaware

Trust Instrument, the trustees have the power to amend the Delaware Trust Instrument to dissolve the business trust; to incorporate PIF; to merge or consolidate with another entity; to sell, lease, exchange, transfer, pledge or otherwise dispose of all or any part of PIF's assets; to cause any series to become a separate trust; and to change PIF's domicile, all without a shareholder vote. Any such exercise of authority by the trustees will be subject to applicable state and federal law.

      The Board of Directors, after reviewing the above, determined that the potential marketing advantages, coupled with the flexibility of a Delaware business trust as a form of organization would help to assure that PIF operates under the most advantageous structure and is able to take advantage of opportunities to improve operations and to reduce the expense and frequency of future shareholder meetings.

SUMMARY OF THE PLAN OF REORGANIZATION.

      The following discussion summarizes certain terms of the Plan of Reorganization. This summary of the Plan of Reorganization is qualified in its entirety by the provisions of the Plan of Reorganization, which is attached to this Proxy Statement as Appendix A.

      The successor Fund will initially have only nominal assets and a net asset value of $1.00 per share. On the closing date of the Conversion (the "Closing Date"), the Fund will transfer all of its assets to the successor Fund in exchange for the assumption by the successor Fund of all the liabilities of the current Fund and the issuance to the current Fund of shares of beneficial interest of the successor Fund equal to the value (as determined by using the procedures in the current prospectuses) on the date of the exchange of the current Fund's net assets. Immediately thereafter, the Fund will liquidate and distribute shares of beneficial interest to the current Fund's account pro rata in proportion to the current Fund shareholder's interest in the current Fund in exchange for such Shares. In these exchanges, the successor Fund will issue the appropriate number of shares of beneficial interest of each Class of Shares that currently is outstanding, so that the current Fund will distribute, and holders of a particular Class of current Fund Shares will receive, the same number of shares of beneficial interest of the same Class. As soon as practicable after this distribution of shares of beneficial interest, the current Fund will be wound up. Certificates evidencing full or fractional shares of beneficial interest will not be issued. Upon completion of the Conversion, each current Fund shareholder will be the owner of full and fractional shares of beneficial interest equivalent in number, Class and aggregate net asset value to the shareholder's current Fund Shares immediately before the Conversion.

      Assuming the Plan of Reorganization is approved, it is currently contemplated that the Conversion will become effective by January 31, 1999 or as soon thereafter as possible.

      If, at any time before the Closing Date of the Conversion, the directors determine that it would not be in the best interest of the Company or the shareholders to proceed with the Conversion, the Conversion will not go forward, notwithstanding the approval of the Conversion by the shareholders at the Meeting. The Company and PIF may at any time waive compliance with any of the conditions contained in, or may amend, the Plan of Reorganization; provided that such waiver or amendment does not materially adversely affect the interests of current Fund shareholders.

EXPENSES OF THE CONVERSION.

      BIMC will bear the expenses of this Meeting and of the Conversion.

TAX CONSEQUENCES OF THE CONVERSION.

      It is a condition to the consummation of the Conversion that the Company and PIF receive on or before the Closing Date an opinion from Drinker Biddle & Reath LLP, counsel to the Company and PIF, substantially to the effect that, among other things, for federal income tax purposes, the Conversion will constitute a reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and that no gain or loss will be recognized for federal income tax purposes by the current Fund, the successor Fund, and the shareholders of the current Fund upon (1) the transfer of the current Fund's assets to the corresponding successor Fund in exchange solely for such shares of beneficial interest and the assumption by the successor Fund of the current Fund's liabilities or (2) the distribution in liquidation by the current Fund of such shares of beneficial interest to the current Fund shareholders in exchange for their Shares. The opinion will further provide, among other things, that in counsel's view (i) the tax basis of the shares of beneficial interest to be received by the current Fund shareholder will be the same as that of his or her current Shares surrendered in exchange therefor and (ii) the current Fund shareholder's tax holding period for his or her shares of beneficial interest will include such shareholder's tax holding period for the current Fund Shares surrendered in exchange therefor, provided that the current Fund Shares were held as capital assets on the date of the exchange.

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS.

      PIF's transfer agent will establish accounts for all current Fund shareholders containing the appropriate number and Class of shares of beneficial interest to be received by that shareholder under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Fund for each shareholder.

INDEPENDENT ACCOUNTANTS.

      PricewaterhouseCoopers LLP are presently the independent accountants for the Company, and will continue to be the independent accountants for PIF (subject to the required ratification discussed in Proposal 2) for its current fiscal year.

SHAREHOLDER SERVICING AND DISTRIBUTION PLANS.

      The trustees of PIF have adopted a shareholder servicing plan with respect to Dollar Shares that is identical, in all material respects, to the current shareholder servicing plan. The trustees of PIF have also adopted a 12b-1 Plan with respect to Plus Shares of the Fund that is identical, in all material respects, to the current 12b-1 Plan. In addition, PIF, on behalf of the successor Fund, will assume the current Fund's obligations under shareholder service plan and distribution plan agreements with institutional investors such as banks, savings and loan associations and other financial institutions that act as service organizations.

SERVICE PROVIDERS.

      BIMC currently serves as investment adviser to the Fund. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") currently serve as co-administrators to the Fund. In addition, PFPC currently serves as transfer agent and dividend disbursing agent to the Fund and PDI serves as distributor to the Fund. PNC Bank currently serves as sub-adviser and custodian to the Fund. PIF will adopt investment advisory, co-administration, transfer agency and dividend disbursing agent, distribution and custodian agreements with respect to the successor Fund that will be substantially the same, in all material respects, to the current agreements, except that PNC Bank will no longer serve as sub-adviser, and PDI will no longer serve as co-administrator. BIMC will serve as a co-administrator with PFPC.

PROPOSED NEW ADVISORY AGREEMENT.

      If the Plan of Reorganization is approved, BIMC will enter into a new Advisory Agreement with PIF dated January 31, 1999 (the "New Advisory Agreement"). BlackRock Institutional Management Corporation (formerly, PNC Institutional Management Corporation, "BIMC") serves as the Company's investment adviser pursuant to an advisory agreement dated February 9, 1987 (the "Current Advisory Agreement"). A copy of the New Advisory Agreement is attached as Appendix B.

      The New Advisory Agreement omits PNC Bank as sub-adviser and recognizes the fact that all investment advisory services are provided by BIMC. BIMC is an indirect, majority owned subsidiary of PNC Bank. Prior to March 31, 1998, PNC Bank, as sub-adviser to the Company, provided research, credit analysis and recommendations with respect to the Fund's investments, and supplied certain computer facilities, personnel and other services. On March 31, 1998, the facilities, personnel, services and related expenses of PNC Bank were transferred to BIMC; BIMC assumed PNC Bank's responsibilities under the sub-advisory agreement; and BIMC's obligation to pay a portion of the advisory fee to PNC Bank was terminated. The Current Advisory Agreement names PNC Bank as sub-adviser, and provides for its termination upon the termination of the sub-advisory agreement. The New Advisory Agreement would delete those provisions, and BIMC would be the sole investment adviser. Additionally, the New Advisory Agreement would also cover the investment portfolios of other investment companies (i.e., the investment portfolios offered by Temp, Fed, Muni and Cal Muni) involved in the Conversions described in this Proposal 3.

      The Company's Current Advisory Agreement was last approved by the directors on June 18, 1998, when the directors, including a majority of those directors who are not "interested persons" of the Company, approved its continuation for a twelve month period commencing August 1, 1998. The Current Advisory Agreement was last approved by the shareholders on July 28, 1989.

      DESCRIPTION OF THE PROVISIONS OF THE CURRENT ADVISORY AGREEMENT WHICH WILL BE CHANGED IN THE NEW ADVISORY AGREEMENT. The terms of the New Advisory Agreement are the same in all material respects as the terms of the Current Advisory Agreement, except as follows:

      1. ELIMINATION OF PROVISIONS RELATING TO PNC BANK AS SUB-ADVISER. Under the Current Advisory Agreement PNC Bank is the sub-adviser. Additionally, the Current Advisory Agreement calls for such agreement to terminate immediately if the sub-advisory agreement with PNC Bank is terminated. The New Advisory Agreement will have no such requirement. It will, however, permit PIF, on behalf of a Fund, to employ a sub-adviser subject to any necessary approvals. PIF does not currently anticipate employing PNC Bank as sub-adviser to the Funds.

      2. ADDITION OF ADDITIONAL INVESTMENT PORTFOLIOS TO THE NEW ADVISORY AGREEMENT. Several other investment portfolios advised by BIMC (i.e., the investment portfolios offered by Temp, Fed, Muni and Cal Muni) are also expected to convert assets into separate investment portfolios of PIF. These other investment portfolios would be managed by BIMC under the New Advisory Agreement. Their current advisory agreements are substantially the same as the Current Advisory Agreement.

      3. TERM. If approved by the shareholders at this Meeting, the initial term of the New Advisory Agreement will extend through March 31, 2000, and thereafter shall continue in effect for successive one-year terms ending on March 31 of each year. The term of the Current Advisory Agreement expires on July 31 of each year.

      4. MANAGEMENT. Under the Current Advisory Agreement BIMC is responsible for computing the respective net asset value and net income for the Fund (and each Class thereof). The New Advisory Agreement will have no such requirement. This responsibility will shift to the co-administration agreement and will become the duty of BIMC and PFPC as co-administrators.

      5. INCIDENTAL AND CONFORMING CHANGES. Certain minor changes will be made to the New Advisory Agreement to remove language that is obsolete and to make conforming changes consistent with the changes described above.

      DESCRIPTION OF THE PROVISIONS OF THE CURRENT ADVISORY AGREEMENT AND THE NEW ADVISORY AGREEMENT WHICH WILL REMAIN UNCHANGED. Except as described above, the terms and conditions of the New Advisory Agreement are the same in all material respects as the Current Advisory Agreement. Set forth below is a summary of the provisions that are the same in both agreements.

      BIMC, subject to the supervision of the Company's directors or PIF's trustees, manages the Fund's portfolio and is responsible for, makes decisions with respect to and places orders for all purchases and sales of the Fund's portfolio securities.

      For the advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, at the annual rate of .20% of the Fund's average net assets.

      During the fiscal year ended July 31, 1998, the Fund paid advisory fees (net of waivers) of $202,771.

      The agreements provide that BIMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund except for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of it in the performance of its duties or from reckless disregard by it of its obligations and duties thereunder.

      BIMC has agreed to bear all expenses incurred by it in connection with its activities other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. BIMC may from time to time reduce the investment advisory fees otherwise payable to it or may reimburse the Fund for its operating expenses. In addition, BIMC, PFPC and PDI are required to reimburse a Fund if the expenses borne by the Fund in any fiscal year exceed the applicable expense limitations imposed by the securities regulations of any state in which Shares of the Fund are registered or qualified for sale to the public. After the Conversion, PDI will no longer be subject to this expense reimbursement provision.

      Continuance of the agreements for successive one-year terms must be specifically approved at least annually (i) by the vote of a majority of the directors or trustees who are not parties to such advisory agreement or "interested persons" (as that term is defined in the 1940 Act) of any such party, and (ii) by a majority of directors or trustees or by a vote of a majority of the outstanding Shares of the Company or PIF. Each agreement provides for termination automatically upon assignment and each are terminable at any time without penalty by the directors or trustees or by a vote of a majority of a Fund's outstanding Shares, on 60 days' written notice to BIMC or by BIMC on 90 days' written notice to the Company or PIF.

      INFORMATION ON BIMC. BIMC's offices are located at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. All of the capital stock of BIMC is owned by BlackRock Advisors, Inc. (formerly, PNC Asset Management Group, Inc.). All of the capital stock of BlackRock Advisors, Inc., which has offices at 345 Park Avenue, New York, New York 10154, is owned by BlackRock, Inc. A majority of the capital stock of BlackRock, Inc., which has offices at 345 Park Avenue, New York, New York 10154 is owned by PNC Asset Management, Inc. PNC Asset Management, Inc. is under the control of PNC Bank. All of the capital stock of PNC Bank, which has banking offices at 1600 Market Street, Philadelphia, Pennsylvania 19103, is owned by PNC Bancorp, Inc., which has offices at 5th and Wood Streets, Pittsburgh, Pennsylvania 15265. All of the capital stock of PNC Bancorp, Inc. is owned by PNC Bank Corp., a publicly-held corporation with principal offices in Pittsburgh, Pennsylvania.

      The names, addresses and principal occupations of the principal executive officer and each director of BIMC are as follows:

POSITION WITH                                         PRINCIPAL
     BIMC               NAME AND ADDRESS              OCCUPATIONS
--------------          ----------------              -----------

Director                Walter E. Gregg, Jr.          Senior Executive
                        249 Fifth Avenue               Vice President,
                        Pittsburgh, PA  15222         PNC Bank Corp.


Director                Helen P. Pudlin               Vice President and General
                        249 Fifth Avenue              Counsel, PNC Bank Corp.
                        Pittsburgh, PA  15222

Chairman, Director      Laurence D. Fink              Chairman and Chief Executive
and Chief Executive     345 Park Avenue               Officer,
Officer                 New York, New York  10154     BlackRock Financial
                                                      Management, Inc.

Director                James E. Rohr                 President, PNC Bank Corp.
                        249 Fifth Avenue
                        Pittsburgh, PA  15222


      OTHER ADVISORY CLIENTS. BIMC also acts as investment adviser and/or sub-adviser to various other registered investment companies. The table below sets forth certain information with respect to such investment portfolios which have similar investment objectives to the Fund, excluding investment portfolios which invest primarily in taxable securities:


                                                             ANNUAL RATE OF
                                                             INVESTMENT
                                                             ADVISORY/SUB-
                                                             ADVISORY FEES
                                      NET ASSETS AS OF       AS A PERCENTAGE
NAME OF FUND                          AUGUST 31, 1998        OF NET ASSETS
------------                          ---------------       --------------

Municipal Fund for California
  Investors, Inc -
  California Money Fund             $640,879,283             .20%

Municipal Fund for Temporary
  Investment -
                                                             .175% of the first
  MuniFund                           $635,619,998            $1 billion(1)

  MuniCash                           $489,970,430            .175% of the first
                                                             $1 billion(1)
The RBB Fund, Inc.-
  Municipal Money Market             $245,170,814            .35% of the first
                                                             $250 million(2)

  New York Municipal                  $31,054,666            .35% of the first
                                                             $250 million(2)

BlackRock Funds -
   Municipal Money Market            $473,315,262            .40% of the first
                                                             $1 billion(3)

   New Jersey Municipal                                      .40% of the first
      Money Market                   $155,568,720            $1 billion(3)

   North Carolina Municipal                                  .40% of the first
      Money Market                   $162,734,891            $1 billion(3)

   Ohio Municipal Money              $121,991,766            .40% of the first
      Market                                                 $1 billion(3)

   Pennsylvania Municipal            $510,384,830            .40% of the first
      Money Market                                           $1 billion(3)

   Virginia Municipal                 $82,650,410            .40% of the first
      Money Market                                           $1 billion(3)

   First Funds -                                             .08% of the first
      Municipal Money                 $42,753,092            $500 million(4)
      Market

   Warburg, Pincus                   $179,898,444            .25% of net assets
      Counselors, Inc.
      New York Tax Exempt Fund
--------------------------------------------------------------------------------

1. Subsequent breakpoints are .15% of the next $1 billion; .125% of the next $1 billion; .10% of the next $1 billion; .095% of the next $1 billion; .09% of the next $1 billion; .085% of the next $1 billion; and .08% of net assets over $7 billion.

2. Subsequent breakpoints are .30% of the next $250 million; and .25% of net assets over $500 million.

3. Subsequent breakpoints are .35% of the next $1 billion; .325% of the next $3 billion; and .30% of net assets over $5 billion.

4. Subsequent breakpoints are .06% of the next $500 million; and .05% of net assets over $1 billion.

      SERVICES TO THE FUND BY RELATED PARTIES. PFPC and PDI serve as co-administrators to the Fund and jointly receive fees, computed daily and paid monthly, at the same rate as BIMC's advisory fees described above under "Description of the Provisions of the Current Advisory Agreement and the New Advisory Agreement Which Will Remain Unchanged." During the fiscal year ended July 31, 1998, the Fund paid PFPC and PDI administration fees (net of waivers) of $202,771.

      PFPC also serves as transfer agent and dividend disbursing agent to the Fund. For transfer agency and dividend disbursing agent services, the Fund pays PFPC fees at the annual rate of $12 per account plus $1 for each purchase or redemption transaction by an account, and out-of-pocket expenses in connection with such services. During the fiscal year ended July 31, 1998, the Fund paid PFPC $16,907 in transfer agent fees and expenses.

      Affiliates of BIMC may also receive fees under the shareholder service and distribution agreements applicable to the Dollar Share and Plus Share Classes of the Fund. During the fiscal year ended July 31, 1998, the Dollar Shares Class paid $0 in service organization fees to affiliates of BIMC. During the fiscal year ended July 31, 1998, the Plus Shares Class made no payments in distribution fees to affiliates of BIMC because no such shares were outstanding.

      PNC Bank serves as custodian to the Fund. Pursuant to the Custodian Agreement, the Fund pays PNC Bank an annual fee, calculated daily on the average daily gross assets and paid monthly, at the rate of $.25 for each $1000 of the Fund's average gross assets. During the fiscal year ended July 1, 1998, the Fund paid PNC Bank $79,868 in custodian fees and expenses.

DESCRIPTION OF CERTAIN PROVISIONS OF THE DELAWARE TRUST INSTRUMENT.

      The following is a summary of certain provisions of the Delaware Trust Instrument.

      SERIES AND CLASSES. The Delaware Trust Instrument permits PIF to issue series of its shares of beneficial interest which represent interests in separate portfolios of investments, including the successor Fund. PIF is also authorized to issue multiple classes of all series. The Company is also permitted to issue separate series and classes of shares. Both the Company and PIF may authorize the issuance of additional series or classes without prior shareholder approval. No series is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The successor Fund would initially have the same Classes of shares as the current Fund, and these Classes would have substantially the same attributes as the Classes of the current Fund. Shares of the Company and PIF will have the same redemption, liquidation and dividend rights. The Company's Shares have a par value of $0.001 per share. The shares of beneficial interest of PIF have no par value. Neither the Shares of the Company nor the shares of beneficial interest of PIF have any preemptive rights. The directors believe that these differences are immaterial.

      LIMITATIONS ON DERIVATIVE ACTIONS. In addition to the requirements of Delaware law, the Delaware Trust Instrument provides that a shareholder of PIF may bring a derivative action on behalf of PIF only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of beneficial interest of the Delaware business trust, or 10% of the outstanding shares of beneficial interest of the series or class to which such action relates, must join in the request for the trustees to commence such action; and (b) the trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Delaware Trust Instrument also provides that no person, other than the trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse PIF for the expense of any such advisers in the event that the trustees determine not to bring such action. No similar provision is applicable to the Company.

      SHAREHOLDER MEETINGS AND VOTING RIGHTS. PIF is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of beneficial interest of PIF will be entitled, as determined by the trustees without the vote or consent of shareholders, to one vote for each share of beneficial interest on all matters presented to shareholders, including the election of trustees. However, to the extent required by the 1940 Act or otherwise determined by the trustees, series and classes of PIF will vote separately from each other. Shareholders of PIF do not have cumulative voting rights in the election of trustees. The Company has the same policies regarding annual meetings and voting rights, except as noted below. Meetings of shareholders of the Company, PIF, or any series or class thereof, may be called by the directors, trustees, certain officers or upon the written request of holders of 25% or more of the shares entitled to vote at such meeting. The shareholders of PIF will have voting rights only with respect to the limited number of matters specified in the Delaware Trust Instrument and such other matters as the trustees may determine or may be required by law. With respect to the Company, whether a matter requires shareholder approval is an issue of Maryland corporate law and the Company's Articles of Incorporation cannot be amended without shareholder approval.

      INDEMNIFICATION. The Delaware Trust Instrument provides for indemnification of trustees, officers and agents of PIF unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. The Company provides a similar degree of indemnification in its By-Laws.

      The Delaware Trust Instrument provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) will be entitled, out of the assets belonging to the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability. PIF, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series. Shareholders of the Company have no personal liability for the Company's obligations.

      ENDING THE TRUST. The Delaware Trust Instrument permits the winding up of PIF or of any series or class of PIF (i) by a majority of the affected shareholders at a meeting of shareholders of the series or class of PIF; or (ii) by a majority of the trustees without shareholder approval if the trustees determine that such action is in the best interest of PIF or its shareholders. The winding up of the Company would be governed by Maryland corporate law and would generally require shareholder approval.

      MERGER, CONSOLIDATION, SALE OF ASSETS, ETC. The Delaware Trust Instrument authorizes the trustees, without shareholder approval (except as stated in the next paragraph), to cause PIF, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to PIF, or any series thereof. In addition, the trustees, without further shareholder approval if Proposal 6 is approved, may adopt a master-feeder structure by investing substantially all of the assets of a series of PIF in the securities of another open-end investment company. A reorganization, including the conversion to a master-feeder structure, would require shareholder approval by the Company.

      AMENDMENTS. The Delaware Trust Instrument permits the trustees to amend the Delaware Trust Instrument without a shareholder vote. However, shareholders of PIF have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Delaware Trust Instrument; or (iv) that the trustees determine to submit to shareholders. Amendment to the Company's Articles of Incorporation requires shareholder approval for any amendment changing the terms or contract rights, expressly set forth in the Articles of Incorporation, of any of its outstanding stock by classification, reclassification or otherwise.

      SERIES TRUSTEES. The trustees may appoint separate trustees with respect to one or more series or classes of PIF's shares of beneficial interest. The Company's Articles of Incorporation do not permit the election of separate directors for a series or class. The trustees of PIF do not currently intend to appoint Series Trustees.

BOARD OF DIRECTOR'S EVALUATION AND RECOMMENDATION.

      The directors discussed the proposed Conversion preliminarily at a meeting held on September 11, 1998 and in more detail at a special meeting held on October 22, 1998. The directors took into consideration the fact that the Conversion may provide operational efficiencies and additional managerial flexibility to the trustees of PIF. The directors considered the terms and conditions of the Plan of Reorganization. They also considered the fact that the Fund will have the same investment adviser, other service providers, and the same fee and expense structures.

      The directors also considered the terms of the New Advisory Agreement that would be in place for PIF. With respect to the terms and conditions of the New Advisory Agreement, which are the same in all material respects as those in the Current Advisory Agreement, the directors considered, among other things, the quality of the investment advisory services that have been provided in the past by BIMC, and which are expected to continue to be provided after January 31, 1999 by substantially the same personnel. They discussed the impact of the assumption of PNC Bank's duties by BIMC. They considered the Fund's performance in relation to a selected group of other funds with a similar investment objective, which comparison reflected very favorably on BIMC. After consideration of all this information and such other items as were deemed appropriate, the directors concluded that the New Advisory Agreement contained terms, including the provisions for fees, that were fair and reasonable to PIF.

      Based on the foregoing, the directors believe that the Conversion will be beneficial to present shareholders of the Fund as well as to potential investors. At the meeting held on October 22, 1998, after considering the matters discussed above, and the fact that the costs associated with this Meeting and the proposed Conversion would be borne entirely by BIMC, the directors approved the adoption of the Plan of Reorganization and determined that the Conversion: (i) is in the best interest of the Fund and (ii) will not result in dilution of the interests of the shareholders of the Fund. In addition, the directors voted to recommend to the shareholders of the Fund that they approve the Plan of Reorganization and the transactions contemplated thereunder.

      A vote FOR the Conversion will authorize the current Fund, as the sole shareholder of its corresponding successor Fund: (i) to elect as trustees of PIF (if Proposal 1 is approved) Messrs. Beckwith, Harris, Johnson, Platt, Robb, Urish and Winter (see Proposal 1); (ii) to ratify the selection of PricewaterhouseCoopers LLP as PIF's independent accountants (see Proposal 2);
(iii) to approve the New Advisory Agreement between PIF and BIMC; and (iv) to approve the fundamental investment limitations for the successor Fund, which if Proposals 4, 5 and 6 are approved, will be the same as the current fundamental investment limitations in effect for the Fund, as amended by such Proposals. In addition, if the Conversion is approved but Proposals 4, 5 and/or 6 are not approved by a current Fund's shareholders, the current Fund, as sole shareholder of the successor Fund, will establish only the existing fundamental investment limitations, as the case may be.


         PROPOSAL 4: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT
                           LIMITATIONS OF THE FUND

      Certain investment limitations of the Fund are matters of fundamental policy and may not be changed with respect to the Fund without the approval of its shareholders. BIMC, the Company's investment adviser, has recommended to the Board of Directors that certain fundamental investment limitations be amended as shown below. The proposed changes would modernize the limitations and conform the fundamental investment limitations of the Fund to those of Temp, Fed, Muni and Cal Muni. In addition, if approved at this Meeting, these fundamental investment limitations will also apply to the successor Fund of PIF. This will allow BIMC to manage its investment portfolios in a more streamlined and efficient manner. These changes will also result in a clearer and simpler statement of these investment limitations. Except as specifically noted below, these changes do not reflect a change in the investment policies or techniques of the Fund. Shareholders will vote either for or against Proposal 4 in its entirety. The directors believe that the proposal is in the best interests of the Fund's shareholders.

                         (a) AMENDMENT TO THE FUND'S
                     FUNDAMENTAL INVESTMENT LIMITATION ON
                       BORROWING AND SENIOR SECURITIES

                CURRENT                                   PROPOSED

The Fund may not borrow money except         A Fund may not borrow money or
from banks for temporary purposes and        issue senior securities except
then in amounts not in excess of 10%         to the extent permitted under
of the value of the Fund's assets at         the 1940 Act.
the time of such borrowing; or
mortgage, pledge or hypothecate any
assets except in connection with any
such borrowing and in amounts not in
excess of the lesser of the dollar
amounts borrowed or 10% of the value
of the Fund's assets at the time of
such borrowing. (This borrowing
provision is not intended for
investment leverage, but solely to
facilitate management of the Fund's
portfolio by enabling the Fund to meet
redemption requests when the
liquidation of portfolio securities is
deemed to be disadvantageous or
inconvenient, and hence the Fund may
not purchase any portfolio securities
while its borrowings are outstanding.)


      EXPLANATION OF THE PROPOSED CHANGE: The proposed change would modernize and make the language of this limitation uniform among the money market funds advised by BIMC. It will also expand the Fund's ability to borrow money from 10% to 33 1/3% of its total assets at the time of borrowing.

        (b) AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION
                          ON UNDERWRITING ACTIVITIES

                CURRENT                                   PROPOSED

The Fund may not underwrite any           A Fund may not act as an
issue of securities except to             underwriter of securities.  A
the extent that the purchase of           Fund will not be an underwriter
debt obligations directly from            for purposes of this limitation
the issuer thereof in accordance          if it purchases securities in
with the Fund's investment                transactions in which the Fund
objective, policies and                   would not be deemed to be an
limitations may be deemed to be           underwriter for purposes of the
an underwriting.                          Securities Act of 1933.


      EXPLANATION OF THE PROPOSED CHANGE: The proposed change would modernize and make the language of this limitation uniform among the money market funds managed by BIMC.


              (c) AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT
            LIMITATION CONCERNING REAL ESTATE RELATED TRANSACTIONS

                CURRENT                                   PROPOSED

The Fund may not purchase or              A Fund may not purchase or sell
sell real estate except that the          real estate.  The purchase of
Fund may invest in debt                   securities secured by real
obligations secured by real               estate or interests therein are
estate or interests therein.              not considered to be a purchase
                                          of real estate for purposes of
                                          the limitation.


      EXPLANATION OF THE PROPOSED CHANGE: The proposed change would modernize and make uniform the language of this limitation among the money market funds managed by BIMC.



        (d) AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS
                            CONCERNING COMMODITIES

                CURRENT                                   PROPOSED

The Fund may not purchase or              A Fund may not purchase or sell
sell commodities or commodity             commodities or commodities
contracts, or invest in oil, gas          contracts.
or mineral exploration or
development programs.

The Fund may not write or sell
puts, calls, straddles, spreads
or combinations thereof.

      EXPLANATION OF THE PROPOSED CHANGE: The proposed change would combine and make uniform the language of this limitation among the money market funds managed by BIMC. Additionally, it would delete the language concerning investments in oil, gas or mineral exploration or development programs. This language was formerly required by various state securities laws, but is no longer required. The Fund does not intend on investing in such securities.


              (e) AMENDMENT TO THE FUND'S INVESTMENT LIMITATION
                               CONCERNING LOANS

                CURRENT                                   PROPOSED

The Fund may not make loans               A Fund may not make loans.  The
except that the Fund may                  purchase of debt obligations,
purchase or hold debt                     the lending of portfolio
obligations in accordance with            securities and the entry into
its investment objective,                 repurchase agreements are not
policies and limitations.                 treated as the making of loans
                                          for purposes of this limitation.


      EXPLANATION OF THE PROPOSED CHANGE: The proposed change would modernize the language of this limitation. In addition, it would permit the Fund to engage in securities lending transactions. If approved, the Fund may loan its securities up to 33 1/3% of its total assets (including the value of collateral for the loans) to qualified brokers, dealers, banks and other financial institutions for the purposes of seeking additional net investment income through the receipt of interest on the loans. Such loans would involve risks of delay in receiving additional collateral in the event the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

              (f) AMENDMENT TO THE FUND'S INVESTMENT LIMITATION
                           CONCERNING CONCENTRATION

                CURRENT                                   PROPOSED

The Fund may not purchase any             A Fund may not purchase any
securities except securities              securities which would cause 25%
issued by the United States, any          or more of the Fund's total
state territory or possession of          assets at the time of purchase
the United States, the District           to be invested in the securities
of Columbia or any of their               of one or more issuers
authorities, agencies,                    conducting their principal
instrumentalities or political            business activities in the same
subdivisions, which would cause           industry, provided that there is
more than 25% of the value of             no limitation with respect to
the Fund's total assets at the            obligations issued or guaranteed
time of purchase to be invested           by the U.S. government, any
in the securities of issuers              state or territory of the United
conducting their principal                States, or any of their
business activities in the same           agencies, instrumentalities or
industry.                                 political subdivisions.

                                          Notwithstanding the above limitation,
                                          there is no limitation with respect to
                                          investments by the Fund in repurchase
                                          agreements, domestic bank obligations
                                          and certain bank obligations
                                          considered to be issued by domestic
                                          banks pursuant to regulations or
                                          pronouncements of the SEC or its
                                          staff.


      EXPLANATION OF THE PROPOSED CHANGE: The proposed change would modernize the language of this limitation.

         PROPOSAL 5: TO APPROVE A CHANGE IN THE FOLLOWING FUNDAMENTAL
               INVESTMENT LIMITATIONS OF THE FUND TO MAKE SUCH
                          LIMITATIONS NON-FUNDAMENTAL

      The following proposals would change certain fundamental investment limitations of the Fund to non-fundamental investment limitations. Unlike a fundamental limitation, a non-fundamental investment limitation may be changed without the approval of shareholders. Neither the 1940 Act nor state securities laws require such limitations to be fundamental. The proposed changes would give the directors greater flexibility in responding to regulatory or market developments. Except as noted below, the directors have no present intention of changing the investment limitations of the Fund; however, if this proposal is approved, the Board of Directors may do so in the future. Additionally, if approved at this Meeting, these limitations will also apply to the successor Fund of PIF. Shareholders will vote either for or against Proposal 5 in its entirety. The directors believe that the proposal is in the best interests of the Fund's shareholders.


              (a) RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT
                      LIMITATION ON ELIGIBLE SECURITIES

                CURRENT                                   PROPOSED

The Fund may not invest less              This limitation would be made
than 80% of its assets in                 non-fundamental.
securities the interest on which
is exempt from federal income
tax, except during defensive
periods or during periods of
unusual market conditions.




              (b) RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT
                     LIMITATION ON ISSUER DIVERSIFICATION

                CURRENT                                   PROPOSED

The Fund may not purchase the             This limitation would be made
securities of any issuer if as a          non-fundamental.
result more than 5% of the value
of the Fund's total assets would
be invested in the securities of
such issuer, except that (a) up
to 50% of the value of the
Fund's total assets may be
invested without regard to this
5% limitation provided that no
more than 25% of the value of
the Fund's total assets are
invested in the securities of
any one issuer and (b) this 5%
limitation does not apply to
securities issued or guaranteed
by the U.S. Government, its
agencies or instrumentalities.
For purposes of this limitation,
a security is considered to be
issued by the governmental
entity (or entities) whose
assets and revenues back the
security, or, with respect to a
private activity bond that is
backed only by the assets and
revenues
of a non-governmental user,
by such non-governmental user.  In
certain circumstances, the
guarantor of a guaranteed
security may also be considered
to be an issuer in connection
with such guarantee, except
that a guarantee of a security
shall not be deemed to be a
security issued by the
guarantor when the value of all
securities issued and
guaranteed by the guarantor,
and owned by the Fund, does not
exceed 10% of the value of the
Fund's total assets.



      EXPLANATION OF THE PROPOSED CHANGE: The Fund is classified as a non-diversified investment company under the 1940 Act. The current limitation is not required by the 1940 Act and is a recital of the Internal Revenue Code's requirements for non-diversified investment companies. The Fund will still be subject to the requirements of Rule 2a-7 under the 1940 Act with respect to its issuer diversification requirements.

        (c) RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT LIMITATION REGARDING ACQUIRING SECURITIES OF OTHER INVESTMENT COMPANIES

                   CURRENT                                PROPOSED

The Fund may not purchase                 This limitation would be made
securities of other investment            non-fundamental and restated as
companies except in connection            follows:
with a merger, consolidation,
acquisition or reorganization.            The Fund may not acquire any
                                          other investment company or
                                          investment company security
                                          except in connection with a
                                          merger, consolidation,
                                          reorganization or acquisition
                                          of assets or where otherwise
                                          permitted by the 1940 Act.


      EXPLANATION OF THE PROPOSED CHANGE: The proposed change would modernize the language and modify the restriction to permit investments in other investment companies within the limits established by the 1940 Act. This would permit the Fund to invest in other money market funds with similar investment objectives, policies and limitations. Additionally, as a non-fundamental policy, future changes to this limitation would not require a shareholder vote.

       (d) RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT LIMITATION ON
            PURCHASING SECURITIES ON MARGIN, MAKING SHORT SALES OR
                         MAINTAINING A SHORT POSITION

                CURRENT                                   PROPOSED

The Fund may not purchase                 This limitation would be made
securities on margin, make short          non-fundamental and deleted.
sales of securities or maintain
a short position.



       (e) RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT LIMITATION ON
                        PURCHASING ILLIQUID SECURITIES

                CURRENT                                   PROPOSED

The Fund may not invest more              This limitation would be made
than 10% of the value of the              non-fundamental.
Fund's total assets in illiquid
securities which may be illiquid
due to legal or contractual
restrictions on resale or the
absence of readily available
market quotations.




        PROPOSAL 6: TO APPROVE A NEW FUNDAMENTAL INVESTMENT LIMITATION
       TO PERMIT THE FUND TO INVEST SUBSTANTIALLY ALL OF ITS ASSETS IN
                     ANOTHER OPEN-END INVESTMENT COMPANY

GENERAL.

      The directors have approved, subject to shareholder approval, the adoption of a new fundamental investment limitation that would permit the Fund to pool its assets with other funds, in a single portfolio (the "Pooled Portfolio"). The Delaware Trust Instrument permits investment of all of a Fund's assets in a Pooled Portfolio, but if the proposal to adopt this new fundamental investment policy is not adopted, the Fund would not be able to take advantage of such flexibility. If the proposal is approved, the Fund will be authorized to invest substantially all of its assets in a corresponding Pooled Portfolio that would invest in the same type of securities (and have substantially the same objective, restrictions and policies) as the Fund. The primary purpose of pooling would be to achieve operational efficiencies.

      BACKGROUND. Several mutual funds have developed so-called master-feeder structures under which they invest all their assets in a single pooled investment. For example, funds offering different types of shareholder services might pool their investments for investment purposes but retain different distribution systems and cost structures. This structure allows several funds with different features, but the same investment objective, restrictions and policies, to combine their investment instead of managing them separately. The Fund would combine its investments with those of other funds by investing all of its assets in the same Pooled Portfolio, which would be organized and registered as an open-end management investment company (a mutual fund).

      PURPOSE OF THE PROPOSAL. BIMC regularly reviews various options for structuring mutual funds to take maximum advantage of potential efficiencies. The Fund currently take advantage of the ability to issue multiple classes of shares, which offer many of the same advantages as investing in a Pooled Portfolio. While neither the directors nor BIMC have determined that the Fund should invest in a Pooled Portfolio, the directors believe that it could in the future be in the best interests of the Fund to adopt such a structure to allow for investing by the Fund in a Pooled Portfolio without the cost of again obtaining shareholder approval.

      At present, some of the Fund's fundamental investment limitations prevent the Fund from investing all of its assets in another investment company, and require a vote of shareholders of the Fund before such a master-feeder structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the directors recommend that shareholders of the Fund vote to permit the assets of the Fund to be invested in a Pooled Portfolio, without an additional vote of Fund shareholders, if the directors (or trustees of PIF) determine the adoption of a master-feeder structure to be in the best interest of the Fund and its shareholders. If shareholders approve this Proposal, any fundamental and non-fundamental limitations of the Fund that currently prohibit investment in shares of a single investment company would be subject to modification to the extent necessary to permit investment in Pooled Portfolios. These policies include, for example, the Fund's restrictions on investments in the securities of any one issuer, and issuers in any one industry, as well as the restriction concerning acting as an underwriter.

      At present, the directors are not considering any proposal to adopt a master-feeder structure. The directors (or trustees of PIF) will authorize investing the Fund's assets in a Pooled Portfolio only if they determine that pooling is in the best interests of the Fund and its shareholders and if they determine that the investment will not have material adverse tax or other consequences to the Fund or the shareholders. In determining whether the Fund should invest in a Pooled Portfolio, the directors (or trustees of PIF) will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. There is no assurance that cost reductions or increased efficiencies will be achieved.

      BIMC or its affiliates may benefit from the use of a Pooled Portfolio if overall assets are increased, since BIMC's fees under the existing and proposed advisory agreements are based on assets under management. Also, BIMC's or its affiliates' expenses of providing investment and other services to the Fund may be reduced. If the Fund's investment in a Pooled Portfolio were to reduce the expenses of BIMC or its affiliates (as the case may be) materially, the directors (or trustees of PIF) would consider whether a reduction of the management fee paid to BIMC or its affiliates (as the case may be) would be appropriate.

PROPOSED FUNDAMENTAL LIMITATION.

      In order to permit the Fund to invest in a Pooled Portfolio at a future date, the directors recommend that the shareholders of the Fund adopt the following fundamental policy:

      A Fund may, notwithstanding any other fundamental investment limitations, invest all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Fund.

BOARD OF DIRECTORS' AND TRUSTEES' EVALUATION AND RECOMMENDATION.

      At meetings held on October 22, 1998, after considering the matters discussed above and other matters deemed to be relevant, the directors and trustees adopted and voted to recommend to the shareholders that they adopt the proposed new fundamental investment limitation that would permit the Fund, subject to future review by the Boards, as described above, to invest all of its assets in an open-end investment company with substantially the same investment objectives, restrictions and policies as the Fund. In taking such action and making such recommendations, the directors and trustees took into consideration that the proposed modifications may provide operational efficiencies and facilitate the introduction of new PIF mutual funds and thereby increase the investment options available to shareholders. The directors and trustees believe that the ability to use a master-feeder structure may be beneficial to present shareholders of the Fund as well as potential investors.


                                OTHER MATTERS

      No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Meeting, the persons named a proxies will vote thereon according to their best judgment in the interests of the Company and its shareholders.

               VOTES REQUIRED FOR THE ELECTION OF DIRECTORS AND
                      APPROVAL OF MATTERS AT THE MEETING

      A quorum for the transaction of business at the Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding voting securities of the Fund. If a Proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. In the election of directors, the six nominees receiving the highest number of votes cast at the Meeting will be elected. The withholding of voting authority with respect to the election of a director means that the shares withheld will not be counted. Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the votes cast at the Meeting. Approval of Proposals 3-6 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" means the vote of (a) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be deemed to be abstentions. Shares for which there has been an abstention will be treated as present for the purpose of determining the existence of a quorum but will have no effect (i.e. will not be considered a vote "for" or "against") with respect to Proposal 2, and will have the effect of a vote against Proposals 3-6.

      A vote FOR the Conversion will authorize the Fund, as the sole shareholder of its corresponding successor Fund: (i) to elect as trustees of PIF (if Proposal 1 is approved) Messrs. Beckwith, Harris, Johnson, Platt, Robb, Urish and Winters (see Proposal 1); (ii) to ratify the selection of PricewaterhouseCoopers LLP as PIF's independent accountants (see Proposal 2);
(iii) to approve the New Advisory Agreement between PIF and BIMC; and (iv) to approve the fundamental investment limitations for the successor Fund, which if Proposals 4, 5 and 6 are approved, will be the same as the current fundamental investment limitations in effect for the Fund, as amended by such Proposals. In addition, if the Conversion is approved but Proposals 4, 5 and/or 6 are not approved by a current Fund's shareholders, the current Fund, as sole shareholder of the successor Fund, will establish only the existing fundamental investment limitations, as the case may be.


                            ADDITIONAL INFORMATION

MANAGEMENT.

      Officers of the Company are elected and appointed by the directors and hold office until they resign or are removed. The following table sets forth certain information about the Company's officers:

                                   OFFICER                     PRINCIPAL OCCUPATION
NAME                         AGE   SINCE      POSITION         DURING PAST 5 YEARS
----                         ---   ------     --------         -------------------
Thomas H. Nevin              51     1997      President        Managing Director
                                                               of BIMC since 1997;
                                                               prior thereto
                                                               President and Chief
                                                               Investment Officer,
                                                               BIMC

Lisa M. Buono                33     1997      Treasurer        Vice President,
                                                               Provident Advisors,
                                                               Inc. since 1997;
                                                               prior thereto,
                                                               Director of Finance
                                                               and Compliance,
                                                               Provident Distributors,
                                                               Inc.

W. Bruce McConnel, III       55     1997      Secretary        Partner, law firm
                                                               of Drinker Biddle &
                                                               Reath LLP


INVESTMENT ADVISER AND SUB-ADVISER.

      BIMC serves as investment adviser for the Fund. BIMC is located at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809. PNC Bank is the sub-adviser for the Fund. PNC Bank is located at 1600 Market Street, Philadelphia, PA 19103.

CO-ADMINISTRATORS AND DISTRIBUTOR.

      PFPC and PDI serve as the co-administrators for the Fund. PDI also serves as the distributor for the Fund. PFPC is located at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809. PDI is located at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428.

BENEFICIAL OWNERS OF THE COMPANY.

      The beneficial owners of more than 5% of the outstanding shares of the Fund as of November 13, 1998, the record date, are as follows:

                  NAME AND
                  ADDRESS OF
NAME OF           BENEFICIAL              NUMBER OF         PERCENTAGE
CLASS                OWNER                SHARES OWNED       OF FUND
-----             -----------             ------------      ----------






                            SHAREHOLDER PROPOSALS

      The Company does not hold annual meetings of shareholders. It is not expected the PIF will hold annual meetings of shareholders, except as required by the 1940 Act. Any proposal by a shareholder for consideration at a subsequent meeting of shareholders should be sent in writing to Thomas H. Nevin, President, Municipal Fund for New York Investors, Inc., Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809.

November 23, 1998

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX A


                            AGREEMENT AND PLAN OF
                                REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION is made as of the 15th day of November, 1998, by and between Municipal Fund for New York Investors, Inc. (the "Company"), a Maryland corporation, on behalf of New York Money Fund (the "Fund"), and Provident Institutional Funds (the "Trust"), a Delaware business trust.

      This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1)(F) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and is intended to effect the reorganization (a "Reorganization") of the Fund as a new series of the Trust (the "Successor Fund"). Each Reorganization will include the transfer of all of the assets of the Fund to the Successor Fund of the Trust solely in exchange for
(1) the assumption by the Successor Fund of all liabilities of the Fund and (2) the issuance by the Trust to the Fund of shares of beneficial interest of the Successor Fund. The aggregate number of shares of beneficial interest of each class of the Successor Fund issued to the Fund will be equal to the number of full and fractional shares of common stock ("Shares") of the Fund class outstanding immediately before the Reorganization. These transactions will be promptly followed by a pro rata distribution by the Fund of the shares of beneficial interest it receives in the exchange described above to the holders of the Fund Shares in exchange for those Fund Shares, in liquidation of the Fund, and the cancellation of the Fund's Shares, all upon the terms and conditions hereinafter set forth in this Agreement.

      In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows.


1. TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF SHARES OF BENEFICIAL INTEREST

     1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Fund agrees to transfer all of its assets (as described in paragraph 1.2) and to assign and transfer all of its liabilities to the Successor Fund organized solely for the purpose of acquiring all of the assets and assuming all of the liabilities of the Fund. The Trust, on behalf of the Successor Fund, agrees that in exchange for all of the assets of the Fund: (1) the Successor Fund shall assume all of the liabilities of the Fund, whether contingent or otherwise, then existing, and
(2) the Trust shall issue shares of beneficial interest to the Fund. The number of shares of beneficial interest of each class to be issued by the Trust on behalf of the Successor Fund will be identical to the number of full and fractional Shares of the corresponding class of the Fund outstanding on the Closing Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 3.1.

     1.2 The assets of the Fund to be acquired by the Successor Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any tax operating losses, any claims or rights of action or rights to register Shares under applicable securities laws, any books or records of the Fund and other property owned by the Fund and any deferred or prepaid expenses shown as assets on the books of the Fund on the Closing Date provided for in paragraph 3.1.

     1.3 Immediately after delivery to the Fund of corresponding shares of beneficial interest, a duly authorized officer of the Company shall cause the Fund, as the sole shareholder of the Successor Fund, to (i) elect the trustees of the Trust; (ii) ratify the selection of the Trust's independent accountants;
(iii) adopt investment limitations which are substantially identical to those of the Fund immediately prior to the Closing of the reorganization, including any changes thereto approved by the shareholders of the Fund at the meeting of shareholders to be held on January 28, 1999; and (iv) approve the investment advisory agreement between the Trust and BlackRock Institutional Management Corporation.

     1.4 On the Closing Date, the Fund will distribute in liquidation the shares of beneficial interest of each class to each shareholder of record, determined as of the close of business on the Closing Date, of the corresponding class of the Fund pro rata in proportion to such shareholder's beneficial interest in that class and in exchange for that shareholder's Shares. Such distribution will be accomplished by the transfer of the shares of beneficial interest then credited to the account of the Fund on the records of the Trust to open accounts on those records in the names of the Fund shareholders and representing the respective pro rata number of each class of the shares of beneficial interest received from the Successor Fund which is due to the Fund shareholders. Fractional shares of beneficial interest shall be rounded to the third place after the decimal point.

     1.5 Ownership of the shares of beneficial interest by the Successor Fund shareholder shall be recorded separately on the books of PFPC Inc., as the Trust's transfer agent.

     1.6 Any transfer taxes payable upon the issuance of shares of beneficial interest in a name other than the registered holder of the Fund Shares on the books of the Fund shall be paid by the person to whom such shares of beneficial interest are to be distributed as a condition of such transfer.

     1.7 The legal existence of the Fund and the Company shall be terminated as promptly as reasonably practicable after the Closing Date. After the Closing Date, the Fund and the Company shall not conduct any business except in connection with its liquidation and termination.


2.   VALUATION

     2.1 The value of the Fund's assets to be acquired by the Trust on behalf of the Successor Fund hereunder shall be the net asset value computed as of the valuation time provided in the Fund's prospectus(es) on the Closing Date using the valuation procedures set forth in the Fund's current prospectus(es) and statement of additional information.

     2.2 The value of full and fractional shares of beneficial interest of each class to be issued in exchange for the Fund's assets shall be equal to the value of the net assets of the corresponding class of the Fund on the Closing Date, and the number of such shares of beneficial interest of each class shall equal the number of full and fractional Fund Shares outstanding on the Closing Date.

     2.3 All computations of value shall be made by PFPC Inc., as co-administrator for the Funds and the Trust.


3.   CLOSING AND CLOSING DATE

     3.1 The transfer of the Fund's assets in exchange for the assumption by the Successor Fund of the Fund's liabilities and the issuance of shares of beneficial interest to the Fund, as described above, together with related acts necessary to consummate such acts (the "Closing"), shall occur at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 31, 1999 ("Closing Date"), or at such other place or date as the parties may agree in writing.

     3.2 At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.


4.   REPRESENTATIONS AND WARRANTIES

     4.1 The Company represents and warrants, on behalf of itself and the Fund, as follows:

         4.1.A. At the Closing Date, the Company, on behalf of the Fund, will have good and marketable title to the assets to be transferred to the Trust, on behalf of the Successor Fund, pursuant to paragraph 1.1, and will have full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and in payment for such assets, the Trust on behalf of the Successor Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

          4.1.B. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company. This Agreement constitutes a valid and binding obligation of the Company and the Fund enforceable in accordance with its terms, subject to the approval of the Fund's shareholders;

          4.1.C. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Company, on behalf of the Fund, of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date; and

          4.1.D. The Company will file with the Securities and Exchange Commission ("SEC") proxy materials (the "Proxy Statement") complying in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940 (the "1940 Act"), and applicable rules and regulations thereunder, relating to a meeting of its shareholders to be called to consider and act upon the transactions contemplated herein.

     4.2 The Trust represents and warrants, on behalf of itself and the Successor Fund, as follows:

          4.2.A. Shares of beneficial interest issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding and fully paid and non-assessable by the Trust;

          4.2.B. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes a valid and binding obligation of the Trust and the Successor Fund enforceable against the Trust and the Successor Fund in accordance with its terms;

          4.2.C. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Successor Fund of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date; and

          4.2.D. The Trust, on behalf of the Successor Fund, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to operate after the Closing Date.


5.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY, THE
      FUND, THE TRUST AND THE SUCCESSOR FUND

      The obligations of the Company, the Fund, the Trust and the Successor Fund are each subject to the conditions that on or before the Closing Date:

      5.1 This Agreement and the transactions contemplated herein shall have been approved by the directors of the Company and the trustees of the Trust and by the requisite vote of the Company's shareholders in accordance with applicable law;

      5.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state securities authorities) deemed necessary by the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Company, the Fund, the Trust or the Successor Fund, provided that either party hereto may waive any of such conditions for itself or its respective series;

      5.3 The Company and the Trust shall have received on or before the Closing Date an opinion of Drinker Biddle & Reath LLP satisfactory to them, substantially to the effect that for federal income tax purposes:

          5.3.A. The acquisition of all of the assets of the Fund by the Successor Fund solely in exchange for the issuance of shares of beneficial interest to the Fund and the assumption by the Successor Fund of all of the liabilities of the Fund, followed by the distribution in liquidation by the Fund of such shares of beneficial interest to the Fund shareholders in exchange for their Fund Shares and the termination of the Fund, will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Fund and the Successor Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

          5.3.B. No gain or loss will be recognized by the Fund upon (i) the transfer of all of its assets to the Successor Fund solely in exchange for the issuance of shares of beneficial interest to the Fund and the assumption by the Successor Fund of the Fund's liabilities and (ii) the distribution by the Fund of such shares of beneficial interest to the Fund shareholders;

          5.3.C. No gain or loss will be recognized by the Successor Fund upon its receipt of all of the Fund's assets solely in exchange for the issuance of the shares of beneficial interest to the Fund and the assumption by the Successor Fund of all of the liabilities of the Fund;

          5.3.D. The tax basis of the assets acquired by a Successor Fund from the Fund will be, in each instance, the same as the tax basis of those assets in the Fund's hands immediately prior to the transfer;

          5.3.E. The tax holding period of the assets of the Fund in the hands of the Successor Fund will, in each instance, include the Fund's tax holding period for those assets;

          5.3.F. The Fund's shareholders will not recognize gain or loss upon the exchange of all of their Shares of the Fund solely for shares of beneficial interest as part of the transaction;

          5.3.G. The tax basis of the shares of beneficial interest received by Fund shareholders in the transaction will be, for each shareholder, the same as the tax basis of the Fund Shares surrendered in exchange therefor; and

          5.3.H. The tax holding period of the shares of beneficial interest received by Fund Shareholders will include, for each shareholder, the tax holding period for the Fund Shares surrendered in exchange therefor, provided that the Fund Shares were held as capital assets on the date of the exchange.

      The Company and the Trust each agree to make and provide representations with respect to the Fund and the Successor Fund, respectively, which are reasonably necessary to enable Drinker Biddle & Reath LLP to deliver an opinion substantially as set forth in this paragraph 5.3, which opinion may address such other federal income tax consequences, if any, that Drinker Biddle & Reath LLP believes to be material to the Reorganization.


6.    BROKERAGE FEES

      The Company and the Trust, on behalf of the Fund and the Successor Fund, each represent and warrant to the other that there are no broker's or finder's fees payable in connection with the transactions contemplated hereby.

7.    TERMINATION

      This Agreement may be terminated by the mutual agreement of the Company and the Trust, and the parties may abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Company, at any time prior to Closing, if circumstances should develop that, in the parties judgment, make proceeding with the Agreement inadvisable.


8.    AMENDMENT

      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by the Fund's shareholders, no such amendment may have the effect of changing the provisions for determining the number of shares of beneficial interest to be paid to the Fund's shareholders under this Agreement to the detriment of the Fund shareholders without their further approval.


9.    HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; SURVIVAL; WAIVER

      9.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      9.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      9.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

      9.4 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

      9.5 All persons dealing with the Company, the Fund, the Trust or the Successor Fund must look solely to the property of the Company, the Fund, the Trust or the Successor Fund, respectively, for the enforcement of any claims against the Company, the Fund, the Trust or the Successor Fund, as neither the directors, trustees, officers, agents nor shareholders of the Company or the Trust assume any personal liability for obligations entered into on behalf of the Company or the Trust respectively. Neither the series of the Company nor the Trust, nor any class within the series, shall be responsible for any obligations assumed by or on behalf of any other series, or class within such series, of the Company or the Trust under this Agreement.

      9.6 The representations, warranties, covenants and agreements of the parties contained herein shall not survive the Closing Date, except for the provisions of Sections 1.7 and 9.8.

      9.7 The Company or the Trust, after consultation with their respective counsel and by consent of their respective Boards of Directors, Trustees, Executive Committees or an officer authorized by such Boards of Directors or Trustees, may waive any condition to their respective obligations hereunder if, in their or such officer's judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Company and the Trust.

      9.8 From and after the Closing Date, the Trust will assume and honor any obligation as provided for or permitted by applicable federal and state law in effect immediately prior to the Closing Date with respect to the indemnification of each person who is now, or has been at any time prior to the date hereof or who becomes prior to the Closing Date, a director or officer of the Company (for the purposes of this Section, the "Indemnified Parties") to the maximum extent available and permitted by applicable law or regulation against any and all losses in connection with or arising out of any claim which is based upon, arises out of or in any way relates to any actual or alleged act or omission occurring at or prior to the Closing Date, including any actions taken to approve and implement this Agreement and the transactions contemplated hereby, in the Indemnified Parties' capacities as director or officer (whether elected or appointed), of the Company. This Section 9.8 will be construed as an agreement as to which the Indemnified Parties are intended to be third-party beneficiaries.

10.   NOTICES

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Company or the Trust, each at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809, Attention: President.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.


                                    MUNICIPAL FUND FOR NEW YORK
                                    INVESTORS, INC.


                                    ---------------------------------------
                                    Name:
                                    Title:



                                    PROVIDENT INSTITUTIONAL FUNDS



                                    ---------------------------------------
                                    Name:
                                    Title:

                                                          APPENDIX B

                              ADVISORY AGREEMENT


            AGREEMENT made as of January 31, 1999 between PROVIDENT INSTITUTIONAL FUNDS, a Delaware business trust (the "Trust"), and BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION, a Delaware corporation (the "Investment Adviser"), registered as an investment adviser under the Investment Advisers Act of 1940.

            WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act") and presently offers shares representing interests in ten separate investment portfolios; and

            WHEREAS, the Trust desires to retain the Investment Adviser to render investment advisory services to the Trust, and the Investment Adviser is willing to so render such services;

            NOW, THEREFORE, this Agreement

                                 WITNESSETH:

            In consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

            1.    APPOINTMENT.

                  (a) The Trust hereby appoints the Investment Adviser to act as investment adviser to the following portfolios of the Trust: TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund (each a "Portfolio," and collectively, the "Portfolios") for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

                  (b) In the event that the Trust establishes one or more portfolios other than the Portfolios with respect to which it desires to retain the Investment Adviser to act as investment adviser hereunder, the Trust shall notify the Investment Adviser in writing. If the Investment Adviser is willing to render such services it shall notify the Trust in writing whereupon, subject to such shareholder approval as may be required pursuant to Paragraph 9 hereof, such portfolio shall become a Portfolio hereunder and the compensation payable by such new Portfolio to the Investment Adviser will be as agreed in writing at the time.

            2. MANAGEMENT. Subject to the supervision of the Board of Trustees of the Trust, the Investment Adviser will provide a continuous investment program for each of the Portfolios, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolios. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust for each of its Portfolios. The Investment Adviser will provide the services rendered by it hereunder in accordance with the investment objective and policies of each of the Portfolios as stated in their respective Prospectuses. The Investment Adviser further agrees that it:

               (a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission (herein called the "Rules"), and will in addition conduct its activities under this Agreement in accordance with all other applicable laws;

               (b) will maintain all books and records with respect to the securities transactions of the Portfolios, keep their respective books of account and will render to the Trust's Board of Trustees such periodic and special reports as the Board may request; and

               (c) will treat confidentiality and as proprietary information of the Trust all records and other information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

            3. SERVICES NOT EXCLUSIVE. The investment management services rendered by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

            4. SUB-ADVISER. It is understood that the Investment Adviser may, if it deems it desirable, from time to time employ such person or persons as the Investment Adviser believes to be capable of assisting in the performance of its obligations under this Agreement (each a "Sub-Adviser") and to terminate the services of any such person; provided, however, that the compensation of such person or persons shall be paid by the Investment Adviser and that the Investment Adviser shall be as fully responsible to the Trust for the acts and omissions of any such person as it is for its own acts and omissions; and provided further, that the retention of any Sub-Adviser shall be approved by the trustees and shareholders to the extent required by the 1940 Act.

            5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 of the Rules, the Investment Adviser hereby agrees that all records which it maintains for each Portfolio are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 the records required to be maintained by Rule 31a-1 of the Rules.

            6. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of (including brokerage commissions, if any) securities purchased for the Portfolios.

            In addition, if the expenses borne by any Portfolio in any fiscal year exceed the applicable expense limitations imposed by the securities regulations of any state in which the Shares are registered or qualified for sale to the public, the Investment Adviser shall reimburse such Portfolio for one-half of any excess up to the amount of the fees payable by the particular Portfolio to it during such fiscal year pursuant to Paragraph 7 hereof; provided, however, that notwithstanding the foregoing, the Investment Adviser shall reimburse such Portfolio for one-half of such excess expenses regardless of the amount of such fees payable to it during such fiscal year to the extent that the securities regulations of any state in which the Shares are registered or qualified for sale so require.

            7. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, the Trust, on behalf of each Portfolio, will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, as described in the fee schedule attached as Appendix A. The fee attributable to each Portfolio shall be the several (and not joint or joint and several) obligation of each such Portfolio.

            8. LIMITATION OF LIABILITY OF THE INVESTMENT Adviser. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

            9. DURATION AND TERMINATION. This Agreement shall become effective with respect to a Portfolio upon approval of this Agreement by vote of a majority of the outstanding voting securities of such Portfolio and, unless sooner terminated as provided herein, shall continue with respect to such Portfolio until March 31, 2000. Thereafter, if not terminated, this Agreement shall continue with respect to a Portfolio for successive annual periods ending on March 31, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of such Portfolio; provided, however, that this Agreement may be terminated with respect to a Portfolio by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of such Portfolio, on 60 days' written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 90 days' written notice to the Trust. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act.)

            10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of this Agreement affecting a Portfolio shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of such Portfolio.

            11. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

            12. LIMITATION OF LIABILITY. Reference is hereby made to the Declaration of Trust which contains certain provisions limiting the liability of the Board of Trustees, shareholders, officers, employees and agents of the Trust. The obligations of the Trust created hereunder are not personally binding upon, nor shall resort be had to the property of, any of the Board of Trustees, shareholders, officers, employees or agents of the

Trust. In addition, only the Trust property included in the Portfolio which incurs any liability shall be used to pay such liability.

            IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          PROVIDENT INSTITUTIONAL FUNDS
Attest:


--------------------------                ------------------------------------
By:                                       By:
Title:                                    Title:

                                          BLACKROCK INSTITUTIONAL
                                          MANAGEMENT CORPORATION
Attest:


--------------------------                ------------------------------------
By:                                       By:
Title:                                    Title:

                                                                      APPENDIX A

                                 FEE SCHEDULE

TEMPFUND.

            For the services provided and the expenses assumed pursuant to this Advisory Agreement with respect to TempFund, the Trust will pay the Investment Adviser from the assets of TempFund and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly at the following annual rate: .175% of the first $1 billion of TempFund's average net assets, plus .15% of its next $1 billion of its average net assets, plus .125% of its next $1 billion of its average net assets, plus .1% of its next $1 billion of average net assets, plus .095% of its next $1 billion of average its average net assets, plus .09% of the next $1 billion of its average net assets, plus .08% of its next $1 billion of its average net assets, plus .075% of the next $1 billion of its average net assets, plus .07% of its average net assets over $8 billion. The fee will be reduced by one-half of the amount necessary to ensure that the ordinary operating expenses (excluding interest, taxes, brokerage, payments to Service Organizations pursuant to Servicing Agreements and extraordinary expenses) of TempFund do not exceed .45% of TempFund's average net assets for any fiscal year.


TEMPCASH AND MUNICASH.

            For the services provided and the expenses assumed pursuant to this Advisory Agreement with respect to TempCash and MuniCash, the Trust will pay the Investment Adviser from the assets belonging to either TempCash or MuniCash, as applicable, and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the following rate: .175% of the first $1 billion of such Portfolio's average net assets, plus .15% of its next $1 billion of average net assets, plus .125% of its next $1 billion of average net assets, plus .1% of its next $1 billion of average net assets, plus .095% of its next $1 billion of average net assets, plus .09% of its next $1 billion of average net assets, plus .085% of its next $1 billion of average net assets, plus .08% of its average net assets over $7 billion.

FEDFUND, T-FUND, FEDERAL TRUST FUND AND TREASURY TRUST FUND.

            For the services provided and the expenses assumed pursuant to the Advisory Agreement with respect to FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund, the Trust will pay the Investment Adviser from the assets belonging to FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund (in proportion to each such Portfolio's average net assets) and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the following annual rate: .175% of the first $1 billion of the combined average net assets of FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund; plus .150% of its next $1 billion of their combined average net assets, plus .125% of its next $1 billion of their combined average net assets, plus .100% of the next $1 billion of their combined average net assets, plus .095% of the next $1 billion of their combined average net assets, plus .090% of the next $1 billion of their combined average net assets, plus .085% of the next $1 billion of their combined average net assets, plus
 .080% of their combined average net assets over $7 billion. The fee will be reduced by one-half of the amount necessary to ensure that the ordinary operating expenses (excluding interest, taxes, brokerage, payments to Service Organizations pursuant to Servicing Agreements and extraordinary expenses) of FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund do not exceed .45% of each such Portfolio's average net assets for any fiscal year.

MUNI FUND.

            For the services provided and the expenses assumed pursuant to this Advisory Agreement with respect to MuniFund, the Trust will pay the Investment Adviser from the assets belonging to MuniFund and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the following annual rate: .175% of the first $1 billion of MuniFund's average net assets, plus .15% of its next $1 billion of average net assets, plus
 .125% of its next $1 billion of average net assets, plus .1% of its next $1 billion of average net assets, plus .095% of its next $1 billion of average net assets, plus .09% of its next $1 billion of average net assets, plus .085% of its next $1 billion of average net assets, plus .08% of its average net assets over $7 billion. The fee will be reduced by one-half of the amount necessary to ensure that the ordinary operating expenses (excluding interest, taxes, brokerage, payments to Service Organizations pursuant to Servicing Agreements and extraordinary expenses) of MuniFund do not exceed .45% of MuniFund's average net assets for any fiscal year.

CALIFORNIA MONEY FUND AND NEW YORK MONEY FUND.

            For the services provided and the expenses assumed pursuant to this Advisory Agreement, California Money Fund and New York Money Fund, as applicable, will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at an annual rate of .20% of such Portfolio's average net assets.

                          VOTE THIS PROXY CARD TODAY!

                  MUNICIPAL FUND FOR NEW YORK INVESTORS, INC
                        BELLEVUE PARK CORPORATE CENTER
                             400 BELLEVUE PARKWAY
                             WILMINGTON, DE 19809

NEW YORK MONEY FUND                            SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF MUNICIPAL FUND FOR NEW YORK INVESTORS, INC. (THE "COMPANY") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE-REFERENCED FUND OF THE COMPANY TO BE HELD ON JANUARY 28, 1999 AT 11:00 A.M. (EASTERN TIME) IN THE FOURTH FLOOR CONFERENCE ROOM, BELLEVUE PARK CORPORATE CENTER, 400 BELLEVUE PARKWAY, WILMINGTON, DE 19809.

The undersigned hereby appoints Lisa M. Buono and Thomas H. Nevin and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-referenced Special Meeting of Shareholders, and at all adjournments thereof, all shares of common stock of the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matters, and at their discretion upon any other matter which may properly come before the Special Meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS.


1.   Election of Directors

     [ ] FOR all nominees listed below (except           [ ] WITHHOLD AUTHORITY to vote
         as marked to the contrary below).                   for all nominees listed below.

     INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

     G. Nicholas Beckwith, III, Jerrold B. Harris, Rodney D. Johnson, Joseph P. Platt, Jr.,
     Robert C. Robb, Jr., Kenneth L. Urish, Frederick M. Winter

                                                                                                         FOR   AGAINST   ABSTAIN
2.   To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants
     for its fiscal year ending July 31, 1999.                                                           [ ]   [ ]       [ ]

                                                                                                         FOR   AGAINST   ABSTAIN
3.   To approve an Agreement and Plan of Reorganization pursuant to which the Fund will be
     reorganized as a separate series of Provident Institutional Funds, a Delaware business trust.       [ ]   [ ]       [ ]


                                                                                          FOR           AGAINST       ABSTAIN
4.  To approve changes to the following fundamental investment limitations of             [ ]           [ ]           [ ]
    the Fund:

    a)  limitation on borrowing and senior securities;

    b)  limitation on underwriting activities;

    c)  limitation on real estate related transactions;

    d)  limitation on investment in commodities;

    e)  limitation on loans; and

    e)  limitation regarding concentration.



5.  To approve a change in the following fundamental investment limitations to            [ ]           [ ]           [ ]
    make such limitations non-fundamental:

    a)  limitation on eligible investments;

    b)  limitation on isser diversification;

    c)  limitation on acquiring securities of other investment companies; and

    d) limitation on purchasing securities on margin, making short sales or maintaining a short position; and

    e)  limitation on investing in illiquid securities.


6.  To approve a new fundamental investment limitation to permit the Fund to              [ ]           [ ]           [ ]
    invest substantially all of its assets in another open-end investment company.




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




THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE COMPANY AND THE PROXY STATEMENT DATED NOVEMBER 23, 1998.

                                    PLEASE MARK, SIGN, DATE AND RETURN THIS
                                    PROXY CARD PROMPTLY IN THE ENCLOSED
                                    POSTAGE-PAID ENVELOPE.

                                    --------------------------------------------


                                    --------------------------------------------
                                     Signature(s), (Title(s), if applicable)

                                    Please sign above exactly as name(s)
                                    appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                                    DATE:____________________, 199__


                                    -3-